UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As described in Item 8.01 below, on October 30, 2026, Inovio Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (the “FDA”) has granted accelerated approval for VOCERYQ™ (doruxapapogene ralaplasmid and lalikinogene sifuplasmid-gxfd), previously referred to as INO-3107, to reduce the frequency of surgery in adults with Recurrent Respiratory Papillomatosis (“RRP”). The press release is furnished as Exhibit 99.1 hereto.

On November 2, 2026, the Company plans to make a corporate presentation via teleconference to discuss the approval of VOCERYQ™. The slides used during the presentation are furnished as Exhibit 99.2 hereto and are posted on the Company’s corporate website at www.inovio.com under “Investor Relations—Events and Presentations.”

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Information contained in, or that can be accessed through, our website is not a part of, and shall not be incorporated by reference into, this report. We have included our website address in this report solely as an inactive textual reference.

Item 8.01	Other Events

On October 30, 2026, the Company announced that the FDA has granted accelerated approval for VOCERYQ™ (doruxapapogene ralaplasmid and lalikinogene sifuplasmid-gxfd) to reduce the frequency of surgery in adults with RRP. This indication is approved under the accelerated approval program based on demonstrated complete response, defined as no requirement for surgical intervention in the 12 months after treatment in the efficacy population. Continued approval for this indication may be contingent on verification and description of clinical benefit in one or more confirmatory studies.

To verify the clinical benefit of VOCERYQ, a confirmatory study is expected to be conducted. The FDA requires the Company to submit a draft protocol for the study by the end of 2026, with the expectation of aligning on a final protocol by mid-2027.

VOCERYQ was approved in combination with CELLECTRA® 5PSP, the Company’s proprietary DNA medicine delivery device. The Company expects to make VOCERYQ available to order and ship in approximately 60 days and anticipates full field deployment during the first quarter of 2027.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: November 2, 2026	/s/ Peter Kies
Peter Kies
Chief Financial Officer